The Loans included in the Pool have the characteristics set forth below and in the tables beginnings on the following page. Unless otherwise indicated, all percentages and weighted averages are percentages and weighted averages of the Cut-Off Date Pool Principal Balance.

Loan Statistics

     As of January 31, 1998 (the "Cut-Off Date"), the Loans consisted of 7,133 Loans with an aggregate Principal Balance totaling $238,933,678). The Loans bear interest at fixed Loan Rates which range from 9.99% per annum to 18.50% per annum and have a weighted average Loan Rate of approximately 14.21% per annum. The Cut-Off Date Principal Balances of the Loans range from $64 to $99,906 and average $33,497. As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Loans was approximately 242 months and the weighted average number of months that have elapsed since origination was 3 months. As of the Cut-Off Date, the weighted average Combined Loan-to-Value Ratio of the Loans which were Mortgage Loans was approximately 117.06%, with the highest Combined Loan-to-Value Ratio being 147%. As of the Cut-Off Date, 6,674 of the Loans (representing approximately 98.16% of the Cut-Off Date Pool Principal Balance) had a Combined Loan-to-Value Ratio in excess of 100%. All of the Loans are fully amortizing loans having original stated maturities of not more than 25 years. No Loan is scheduled to mature later than January 14, 2023.

     As of the Cut-Off Date, all of the Loans (by Cut-Off Date Pool Principal Balance) were Mortgage Loans secured by Mortgaged Properties located in 48 states and the District of Columbia. As of the Cut-Off Date, all of the Loans (by Cut-Off Date Pool Principal Balance) which were Mortgage Loans were secured by Mortgaged Properties represented by the related Obligors to be owner-occupied.

     As of the Cut-Off Date, 22 Loans, representing approximately 0.32% of the Cut-Off Date Pool Principal Balance, were 30 days or more past due. The weighted average Credit Score for the Loans was 673.

     The sum of the dollar amounts and percentages in the following tables may not equal the totals due to rounding.

                        Geographic Distribution of Loans

                                                                    % of Cut-Off
                                                Aggregate Cut-Off    Date Pool
                                  Number         Date Principal      Principal
       State                      of Loans          Balance           Balance
       -----                      --------          -------           ---------

Alabama........................       10          $    286,202            0.12%
Alaska.........................       26             1,001,340            0.42
Arizona........................      383            12,320,602            5.16
Arkansas.......................       23               856,642            0.36
California.....................    1,754            67,168,132           28.11
Colorado.......................      221             6,930,706            2.90
Connecticut....................       18               609,981            0.26
Delaware.......................       11               398,703            0.17
District of Columbia...........       15               603,396            0.25
Florida........................      312             8,875,680            3.71
Georgia........................      230             7,367,948            3.08
Hawaii.........................       22               972,590            0.41
Idaho..........................       48             1,613,964            0.68
Illinois.......................      245             8,603,286            3.60
Indiana........................      180             5,487,907            2.30
Iowa...........................       84             2,664,447            1.12
Kansas.........................      197             6,295,036            2.63
Kentucky.......................       76             2,242,877            0.94
Louisiana......................       75             2,009,030            0.84
Maine..........................       12               328,618            0.14
Maryland.......................      349            12,919,332            5.41
Massachusetts..................       13               452,154            0.19
Michigan.......................      302            11,442,354            4.79
Minnesota......................      240             9,390,130            3.93
Mississippi....................       32               631,734            0.26
Missouri.......................      420            12,512,591            5.24
Montana........................        8               290,047            0.12
Nebraska.......................       73             2,300,171            0.96
Nevada.........................      127             4,561,220            1.91
New Hampshire..................        2                94,945            0.04
New Jersey.....................       39             1,649,102            0.69
New Mexico.....................       60             2,358,593            0.99
New York.......................       29             1,067,021            0.45
North Carolina.................      299             8,833,247            3.70
Ohio...........................       23               672,192            0.28
Oklahoma.......................      121             3,120,297            1.31
Oregon.........................       79             2,474,502            1.04
Pennsylvania...................      166             5,398,722            2.26
Rhode Island...................        5               150,353            0.06
South Carolina.................      133             3,996,456            1.67
South Dakota...................        2                69,821            0.03
Tennessee......................       94             2,504,569            1.05
Texas..........................      103               687,587            0.29
Utah...........................       97             3,366,038            1.41
Virginia.......................      181             6,248,866            2.62
Washington.....................      161             4,024,295            1.68
West Virginia..................        4               119,060            0.05
Wisconsin......................       20               702,619            0.29
Wyoming........................        9               258,575            0.11
                                  ------               -------            ----
          Total................    7,133          $238,933,678         100.00%
                                   =====          ============         ======

                         Cut-Off Date Principal Balances



                                                                    % of Cut-Off
      Range of Cut-Off                          Aggregate Cut-Off    Date Pool
       Date Principal                 Number      Date Principal      Principal
          Balances                   of Loans       Balance            Balance
          --------                   --------       -------            -------

$10,000 or less...................     356     $  1,966,848              0.82%
$10,000.01 - $20,000..............     849       14,157,060              5.93
$20,000.01 - $30,000..............   1,764       46,042,210             19.27
$30,000.01 - $40,000..............   2,489       87,285,172             36.53
$40,000.01 - $50,000..............     931       43,548,387             18.23
$50,000.01 - $60,000..............     448       25,394,286             10.63
$60,000.01 - $70,000..............     201       13,341,727              5.58
$70,000.01 - $80,000..............      89        6,617,279              2.77
$80,000.01 or greater.............       6          580,710              0.24

     Total........................   7,133     $238,933,678            100.00%
                                     =====     ============            ======

     As of the Cut-Off Date, the average Cut-Off Date Principal Balance of the Loans was $33,497.


                                   Loan Rates



                                                                    % of Cut-Off
                                               Aggregate Cut-Off    Date Pool
       Range of Loan                Number       Date Principal      Principal
           Rates                    of Loans        Balance           Balance

 9.501%  - 10.000%...............       1            $      2,112          0.00%
10.501%  - 11.000%...............      49               1,855,857          0.78
11.001%  - 11.500% ..............      62               2,604,275          1.09
11.501%  - 12.000%...............     275              10,316,150          4.32
12.001%  - 12.500%...............     342              13,562,241          5.68
12.501%  - 13.000%...............   1,109              34,596,821         14.48
13.001%  - 13.500%...............     606              22,473,790          9.41
13.501%  - 14.000%...............   1,140              39,073,519         16.35
14.001%  - 14.500%...............     603              21,216,552          8.88
14.501%  - 15.000%...............   1,150              39,041,357          16.34
15.001%  - 15.500%...............     411              13,179,352          5.52
15.501%  - 16.000%...............     740              22,250,900          9.31
16.001%  - 16.500%...............     273               8,002,866          3.35
16.501%  - 17.000%...............     296               8,465,298          3.54
17.001%  - 17.500%...............     22                  668,684          0.28
17.501%  - 18.000%...............     48                1,441,676          0.60
18.001%  - 18.500%...............      6                  182,230          0.08
                                  -------                 -------          ----
     Total.......................  7,133             $238,933,678        100.00%
                                   =====             ============        ======


     As of the Cut-Off Date, the weighted average Loan Rate of the Loans was approximately 14.21% per annum.

                                  Lien Priority

                                                                    % of Cut-Off
                                                 Aggregate Cut-Off     Date Pool
                                      Number      Date Principal       Principal
Lien Priority                        of Loans        Balance             Balance
-------------                        --------        -------             -------

First Lien.....................          16      $    453,733              0.19%
Second Lien....................       6,726       235,977,057             98.76
Unsecured......................         391         2,502,888              1.05
                                     ------         ---------              ----
     Total.....................       7,133      $238,933,678            100.00%
                                      =====      ============            ======



                          Combined Loan-to-Value Ratios

                                                                    % of Cut-Off
                                                  Aggregate Cut-Off  Date Pool
     Range of Combined               Number      Date Principal      Principal
    Loan-to-Value Ratios             of Loans        Balance          Balance
    --------------------             --------        -------          -------
Unsecured....................           391      $  2,502,888          1.05%
 10.01%-   15.00%............             3            61,398          0.03
 15.01%-   20.00%............             1            27,743          0.01
 20.01%-   25.00%............             4            88,487          0.04
 25.01%-   30.00%............             2            49,585          0.02
 30.01%-   35.00%............             2            65,998          0.03
 35.01%-   40.00%............             3            92,350          0.04
 40.01%-   45.00%............             5           115,124          0.05
 45.01%-   50.00%............             8           313,422          0.13
 55.01%-   60.00%............             1             3,441          0.00
 60.01%-   65.00%............             1            25,987          0.01
 70.01%-   75.00%............             1             4,961          0.00
 75.01%-   80.00%............             1            40,000          0.02
 80.01%-   85.00%............             2            26,400          0.01
 85.01%-   90.00%............             6           161,615          0.07
 90.01%-   95.00%............             9           294,497          0.12
 95.01%-  100.00%............            19           519,478          0.22
100.01%-  105.00%............           555        17,457,256          7.31
105.01%-  110.00%............           818        26,361,176         11.03
110.01%-  115.00%............         1,080        35,640,060         14.92
115.01%-  120.00%............         1,547        54,478,047          22.80
120.01%-  125.00%............         2,660       100,066,828         41.88
125.01% or greater...........            14           536,935          0.22
                                    -------       -----------          ----
     Total...................         7,133      $238,933,678        100.00%
                                      =====      ============        ======

     As of the Cut-Off Date, the weighted average Combined Loan-to-Value Ratio of the Loans (excluding the Unsecured Loans) was approximately 117.06%.

                            Months Since Origination

                                                                    % of Cut-Off
                                               Aggregate Cut-Off    Date Pool
    Loan Age                         Number    Date Principal       Principal
   (in months)                      of Loans       Balance           Balance
   -----------                      --------       -------           -------

 Less than one..................       722     $ 25,942,309            10.86
 1-3............................     5,453      181,148,427            75.82
 4-6............................       908       30,421,807            12.73
 7-9............................        45        1,291,596             0.54
 10 or greater..................         5          129,539             0.05
 --                                    ---          -------             ----

      Total.....................     7,133     $238,933,678           100.00%
                                     =====     ============           ======

     As of the Cut-Off Date, the weighted average number of months since origination of the Loans was 3 months.


                           Remaining Terms to Maturity

     Range of
    Remaining                                                       % of Cut-Off
    Terms to                                     Aggregate Cut-Off   Date Pool
    Maturity                       Number         Date Principal     Principal
   (in months)                    of Loans            Balance         Balance
   -----------                    --------            -------         -------

  0- 30..................           9           $     31,548           0.01%
 31- 60..................         153                950,956           0.40
 61- 90..................          70                474,066           0.20
 91-120..................         440              8,881,224           3.72
121-150..................          69              1,590,987           0.67
151-180..................       1,656             51,894,121          21.72
211-240..................       2,276             80,337,548          33.62
271-300..................       2,460             94,773,228          39.67

   Total.................       7,133           $238,933,678         100.00%
                                =====           ============         ======

     As of the Cut-Off Date, the weighted average remaining term to maturity of the Loans was approximately 242 months.

                           Original Terms to Maturity


    Original                                                        % of Cut-Off
     Term to                                   Aggregate Cut-Off     Date Pool
    Maturity                     Number         Date Principal       Principal
   (in months)                  of Loans            Balance           Balance
   -----------                  --------            -------           -------

  0- 30..................           7          $     26,333           0.01%
 31- 60..................         155               956,171           0.40
 61- 90..................          69               471,305           0.20
 91-120..................         441             8,883,985           3.72
121-150..................          69             1,590,987           0.67
151-180..................       1,656            51,894,121          21.72
211-240..................       2,276            80,337,548          33.62
271-300..................       2,460            94,773,228          39.67
                                -----            ----------          -----
   Total.................       7,133          $238,933,678         100.00%
                                =====          ============         ======

     As of the Cut-Off Date, the weighted average original term to maturity of the Loans was approximately 245 months.


                                  Credit Score

                                                                   % of Cut-Off
                                              Aggregate Cut-Off     Cut-Off Date
 Range of Credit                Number         Date Principal     Pool Principal
     Scores                    of Loans            Balance            Balance
     ------                    --------            -------            -------

520 to 539..................        2          $     81,102              0.03%
560 to 579..................        2                23,118              0.01
580 to 599..................        2                44,237              0.02
600 to 619..................       69             2,276,696              0.95
620 to 639..................    1,046            31,541,956             13.20
640 to 659..................    1,694            55,562,333             23.25
660 to 679..................    1,544            55,004,936             23.02
680 to 699..................    1,230            44,965,796             18.82
700 to 719..................      799            27,870,219             11.66
720 to 739..................      393            12,782,782              5.35
740 to 759..................      201             5,776,374              2.42
760 to 779..................       95             2,037,577              0.85
780 to 799..................       41               866,180              0.36
800 to 819..................       12                90,917              0.04
820 to 839..................        3                 9,454              0.00
                               ------                 -----              ----
    Total...................    7,133         $238,933,678             100.00%
                                =====         ============             ======

     As of the Cut-Off Date, the weighted average Credit Score of the Loans was 673.

                              Debt-to-Income Ratio

                                                                    % of Cut-Off
    Range of                                     Aggregate Cut-Off  Date Pool
 Debt-to-Income                      Number    Date Principal      Principal
     Ratios                         of Loans      Balance           Balance
     ------                         --------      -------           -------

20.00 or less....................      224       $  5,104,576          2.14%
20.01 to 25.00...................      489         15,001,690          6.28
25.01 to 30.00...................    1,043         32,884,108         13.76
30.01 to 35.00...................    1,509         50,160,057         20.99
35.01 to 40.00...................    1,897         64,196,074         26.87
40.01 to 45.00...................    1,830         65,311,621         27.33
45.01 to 50.00...................      137          6,082,506          2.55
Greater than 50.00...............        4            193,046          0.08

        Total....................     7,133      $238,933,678        100.00%
                                      =====      ============        ======

     As of the Cut-Off Date, the weighted average debt-to-income ratio of the Loans was approximately 35.89%.